UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HCSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 26, 2020, Healthcare Services Group, Inc. (the "Company") held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2020. As of the Record Date of April 1, 2020, there were approximately 74,415,000 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows.

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of ten Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year and until their successors are duly elected and qualified. The voting results are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Theodore Wahl	64,135,869	908,183	4,828,432
Jude Visconto	64,689,748	354,304	4,828,432
John M. Briggs	63,175,385	1,868,667	4,828,432
Diane S. Casey	60,774,970	4,269,082	4,828,432
John J. McFadden	64,547,567	496,485	4,828,432
Robert L. Frome	63,592,431	1,451,621	4,828,432
Dino D. Ottaviano	63,269,679	1,774,373	4,828,432
Michael E. McBryan	63,379,327	1,664,725	4,828,432
Daniela Castagnino	64,716,690	327,362	4,828,432
Laura Grant	64,756,016	288,036	4,828,432

Proposal No. 2 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2020 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,705,108	2,123,889	43,487	—

Proposal No. 3 — Advisory Vote on Executive Compensation

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,379,676	4,390,784	273,590	4,828,434

Proposal No. 4 — Approval of 2020 Omnibus Incentive Plan

The proposal for the approval and adoption of the 2020 Omnibus Incentive Plan has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
62,211,822	2,606,435	225,791	4,828,436

Item 7.01	Regulation FD Disclosure

On Tuesday, May 26, 2020, the Company released a recording of its annual meeting of shareholders on the investor relations section of www.hcsg.com. The audio file will be available for 30 days.

The information set forth under this Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

( a ) Not applicable
( b ) Not applicable
( c ) Not applicable
( d ) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 26, 2020	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: EVP, General Counsel, Chief Compliance Officer & Secretary